UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2017
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
__________________________________________

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Changes in Registrant's Certifying Accountant

Item 4.01 Change in Registrant's Certifying Accountant
The Andersons, Inc.'s principal auditor continues to be Deloitte & Touche LLP ("Deloitte"). In reporting on the consolidated financial statements of The Andersons, Inc., Deloitte has in each of the years ended December 31, 2016 and 2015 relied on and referred to the audits of Lansing Trade Group, LLC ("LTG"), an unconsolidated subsidiary of The Andersons, Inc., which audits were performed by Crowe Chizek LLP ("Crowe").
(a) The Audit and Finance Committee of the Board of Managers of LTG conducted a comprehensive, competitive process to recommend LTG's independent registered public accounting firm for LTG's fiscal year ending December 31, 2017. The committee’s recommendation was approved by the Board of Managers and presented to the membership of LTG for approval. On July 27, 2017 LTG dismissed Crowe and engaged KPMG LLP as LTG's independent registered public accounting firm for LTG's fiscal year ending December 31, 2017.
Crowe's audit reports on LTG's consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2016, and 2015, and the subsequent interim period through July 27, 2017, there were (i) no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Crowe's satisfaction, would have caused Crowe to make reference thereto in their reports on the financial statements for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.
LTG provided Crowe with a copy of the disclosures The Andersons, Inc. is making in this Form 8-K and requested that Crowe furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Crowe's letter dated July 28, 2017, is filed as Exhibit 16.1 hereto.
(b) During the fiscal years ended December 31, 2016, and 2015, and the subsequent interim period through July 27, 2017, neither LTG nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on LTG's financial statements, and neither a written report or oral advice was provided to LTG that KPMG concluded was an important factor considered by LTG in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

July 28, 2017	By:	/s/ John Granato

Name: John Granato
Title: Chief Financial Officer
(Principal Financial Officer)

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Crowe Chizek LLP to the Securities and Exchange Commission dated July 28, 2017